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                                                                 EXHIBIT 10.61.1

                                                                [EXECUTION COPY]

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of March 20, 2001 (this "Amendment"), to the Existing Credit Agreement (as defined below), among FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Borrower"), and the Lenders (as defined below) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, various financial institutions and other Persons from time to time parties thereto (collectively, the "Lenders"), Bank of America, N.A., as the Administrative Agent, Chase Securities Inc., as the Syndication Agent, Morgan Stanley Senior Funding, Inc., as the Documentation Agent, and Paribas, as the Co-Documentation Agent, are parties to the Credit Agreement, dated as of February 10, 2000 (as heretofore modified, the "Existing Credit Agreement", and together with this Amendment, the "Credit Agreement");

         WHEREAS, the Borrower desires to amend the Existing Credit Agreement as set forth herein; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

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         "Existing, Credit Agreement" is defined in the first recital.

         "First Amendment Effective Date" is defined in Section 3.1.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SECTION 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended as follows:

         SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                  "Amendment No. 1" means the First Amendment to Credit Agreement, dated as of March 20, 2001, among the Borrower and the Lenders party thereto.

         SECTION 2.2. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended as follows:

         SECTION 2.2.1. Section 7.11 of the Existing Credit Agreement is hereby amended by deleting the words "within one year after the Closing Date" therefrom and inserting the words "within two years after the Closing Date" in replacement therefor.

                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

         SECTION 3.1 Amendment Effective Date. This Amendment (and the amendments contained herein) shall become effective as of the date first above written (the "First Amendment Effective Date"), when all of the conditions set forth in this Section 3.1 have been fulfilled to the satisfaction of the Administrative Agent.

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         SECTION 3.1.1. Execution of Countemarts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Administrative Agent and the Majority Lenders.

         SECTION 3.1.2. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                   ARTICLE IV
                                  MISCELLANEOUS

         SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 4.2. Loan Document Pursuant to Credit Agreement; Expenses; Limited Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. The Borrower agrees to pay, promptly upon invoicing therefor, all out of pocket expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this Amendment, together with its expenses in connection with closing and post-closing matters related to the Existing Credit Agreement. Except as expressly modified by this Amendment, all provisions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

         SECTION 4.3 Representations and Warranties. The Borrower hereby represents and warrants that before and after giving effect to this Amendment the statements contained in Sections 5.2(b) and (c) of the Existing Credit Agreement are true and correct in all material respects as it made on the First Amendment Effective Date, with all references therein to "Borrowing Date" being deemed to be references to the First Amendment Effective Date and references therein to "Borrowing" being deemed to be references to the amendments effected by this Amendment.

         SECTION 4.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     FIDELITY NATIONAL FINANCIAL, INC.

                                     By: /s/ ALAN L. STINSON
                                         ---------------------------------------
                                      Title:

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                                     ACKNOWLEDGED:
                                     BANK OF AMERICA,
                                     as Administrative Agent

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                      Title: Vice President

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                                     BANK OF MONTREAL

                                     By: /s/ Brian L Banke
                                         ---------------------------------------
                                         Title: BRIAN L BANKE
                                                DIRECTOR

                                      -8-

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                                     COMERICA BANK - CALIFORNIA

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Title: CORPORATE BANKING OFFICER

                                      -10-

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                                     THE DAI-ICHI KANGYO BANK, LTD.

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Title: Account Officer

                                      -11-

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                                     THE FARMERS BANK OF CHINA

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Title: George Lin, VP & General Manager

                                      -12-

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                                     FIRST BANK & TRUST

                                     By: /s/ K.P. Balkrishna
                                         ---------------------------------------
                                         Title: Executive Vice President
                                                K.P. Balkrishna

                                      -13-

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                                     FIRSTAR BANK, N.A.

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Title: Vice President

                                      -14-

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                                     FIRST UNION NATIONAL, BANK

                                     By: /s/ Daniel J. Norton
                                         ---------------------------------------
                                         Title: DANIEL J. NORTON
                                                   DIRECTOR

                                      -16-

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                                     THE FUJI BANK LIMITED

                                     By: /s/ Masahito Fukuoa
                                         ---------------------------------------
                                         Title: MASAHITO FUKUOA
                                                Senior Vice President

                                      -18-

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                                     IMPERIAL BANK, A CALIFORNIA BANKING
                                       CORPORATION

                                     By: /s/ James F. Cooper
                                         ---------------------------------------
                                         Title: JAMES F. COOPER
                                                First Vice President

                                      -19-

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                                     LASALLE BANK NATIONAL ASSOCIATION

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Title: Senior Vice President

                                      -21-

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                                     SANWA BANK CALIFORNIA

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Title: VICE PRESIDENT

                                      -23-

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                                     THE SUMITOMO BANK, LIMITED

                                     By: /s/ Al Galluzzo
                                         ---------------------------------------
                                         Title:      AL GALLUZZO
                                                SENIOR VICE PRESIDENT

                                      -24-

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                                     TAIWAN BUSINESS BANK, LOS ANGELES BRANCH

                                     By: /s/ Henry Yee
                                         ---------------------------------------
                                         Title: Henry Yee
                                                Vice President & General Manager

                                      -25-

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                                     UNION BANK OF CALIFORNIA, N.A.

                                     By: /s/ Joseph M. Argabrite
                                         ---------------------------------------
                                         Title: Joseph M. Argabrite
                                                Vice President

                                      -26-

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                                     WELLS FARGO BANK, N.A.

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Title: Senior Vice President

                                      -28-

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                                     WESTERN FINANCIAL BANK

                                     By: /s/ Richard Wagner
                                         ---------------------------------------
                                         Title: Vice President
                                                RICHARD WAGNER

                                      -29-

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                                     BANK OF AMERICA, N.A.

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Title: Vice President

                                      -30-

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                                     CHASE MANHATTAN BANK

                                     By: /s/ Elisabeth H. Schwabe
                                         ---------------------------------------
                                         Title: ELISABETH H. SCHWABE
                                                MANAGING DIRECTOR

                                      -31-

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                                     BNP PARIBAS

                                     By: /s/ Clark C. King III
                                         ---------------------------------------
                                         Title: CLARK C. KING III
                                                MANAGING DIRECTOR

                                      -32-